Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended November 30, 2008 as filed with the Securities and Exchange Commission (the "Report") by Ingen Technologies, Inc. (the "Registrant"), I,  Scott R. Sand, hereby certify that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 5, 2010

 /s/ Scott R. Sand
Scott R. Sand
Chief Executive Officer